SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                            SEPTEMBER 17, 1999


                        WYNDHAM INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)


      DELAWARE             1-9320            94-2878485
  (State or other       (Commission        (IRS employer
  jurisdiction of       file number)    identification no.)
  incorporation or
   organization)

                     1950 STEMMONS FREEWAY, SUITE 6001
                           DALLAS, TEXAS  75207
           (Address and zip code of principal executive offices)

            Registrant's telephone number, including area code:
                              (214) 863-1000

ITEM 5.   OTHER EVENTS

     On September 20, 1999, Wyndham International, Inc., a Delaware corporation, issued a press release announcing the settlement of certain class action litigation and the record date for its rights offering. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (C)  EXHIBITS

               The following Exhibits are filed herewith:

               99.1  Press Release.


                         [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WYNDHAM INTERNATIONAL, INC.


                              By:   /S/ RICHARD MAHONEY
                                    -----------------------------------------
                                    Richard Mahoney, Chief Financial Officer

Date:  September 22, 1999

                               EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

99.1*               Press Release.







*  filed herewith